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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 27, 2004, relating to the financial statements and financial highlights, which appear in the February 29, 2004 Annual Report to Shareholders of Janus Adviser US Value Fund and Janus Adviser International Equity Fund, two of the Funds constituting Janus Adviser Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
April 28, 2004